Intangible Assets, Net - Schedule of Estimated Amortization Expense (Details)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Estimated Amortization Expense [Abstract]
2026	¥ 301,886
2027	301,886
2028	50,316
Total expected amortization expense	¥ 654,088	$ 93,533	¥ 955,974